Exhibit 10.10

Execution Version

FIRST AMENDMENT
TO LOAN, SECURITY AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is effective as of September 30, 2011 and is entered into by and among TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation (“TCA”), SOUTHERN CAL TRANSPORT, INC., an Alabama corporation (“SoCal”), the other Subsidiaries of the Parent (as defined below), TCA and SoCal that are party to the Loan Agreement (as defined below) with TCA and So Cal as “Borrowers” and/or as “Guarantors,” PATRIOT HOLDING CORP., a Minnesota corporation, individually (the “Parent”) and in its capacity as a Guarantor (TCA, SoCal, the other Borrowers, Parent, and the other Guarantors are sometimes referred to herein collectively as the “Loan Parties” and individually as a “Loan Party”), the financial institutions party to the Loan Agreement as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (the “Agent”).

RECITALS:

A.          The Loan Parties, Lenders and the Agent have entered into that certain Loan, Security and Guaranty Agreement dated as of January 12, 2011 (as amended and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, the Agent and the Lenders have made and may hereafter make certain loans, advances and other financial accommodations to the Borrowers.

B.          The Agent, the Lenders and the Loan Parties have agreed to amend the Loan Agreement to modify certain terms thereof as set forth herein in order to amend the minimum Fixed Charge Coverage Ratio required to be maintained by the Loan Parties for the Computation Periods ending September 30, 2011 and December 31, 2011.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

AGREEMENT:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement.

SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as set forth below:

2.1          Section 10.3.2 is hereby amended and restated in its entirety as follows:

“10.3.2. Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of at least 1.05 to 1.0 for each Computation Period ending during the Trigger Period, provided, however, notwithstanding the foregoing, for the Computation Periods ending September 30, 2011 and December 31, 2011, the Loan Parties shall maintain a Fixed Charge Coverage Ratio of at least 1.0 to 1.0.”

SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent in a manner satisfactory to Agent (the “Amendment Effective Date”):

3.1          All representations and warranties of the Loan Parties set forth herein shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Amendment Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); and

3.2          The Agent shall have received executed counterparts of this Amendment from the Agent, the Lenders and each of the Loan Parties.

SECTION 4. REPRESENTATIONS AND REAFFIRMATION.

4.1          Each of the Loan Parties hereby represents and warrants to the Agent and the Lenders that as of the date hereof (1) the representations of the Loan Parties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (2) no Default or Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment; (3) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Loan Parties, (ii) will not violate any applicable material law or regulation or the organizational documents of any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Agent and the Lenders) which has not been obtained and (4) this Amendment constitutes the valid and legally binding obligation of the Loan Parties party hereto, enforceable against each such Loan Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

4.2          Each of the Loan Parties hereby expressly reaffirms and assumes all of its obligations and liabilities to the Agent and the Lenders as set forth in the Loan Agreement and the other Loan Documents and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Loan Agreement and the other Loan Documents, as such obligations and liabilities may be modified by this Amendment, as though the Loan Agreement and the other Loan Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date. Each Loan Party hereby ratifies, confirms and affirms without condition, all liens and security interests granted to the Agent pursuant to the Loan Agreement and the other Loan Documents and such liens and security interests shall continue to secure the

Obligations under the Loan Agreement as amended by this Amendment, and all extensions, renewals, refinancings, amendments or modifications of any of the foregoing.

SECTION 5.GENERAL PROVISIONS.

5.1          No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. This Amendment shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document, except as specifically set forth herein, (b) operate as a waiver or otherwise prejudice any right, power or remedy that Agent may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, (c) be a waiver of any existing or future default arising out of any other failure of any Loan Party to comply with the terms of the Loan Agreement or any other Loan Document, or (d) constitute a waiver or an amendment to any provision of the Loan Agreement or any other Loan Document, in each case, except as specifically set forth herein.

5.2          Attorney’s Fees and Costs. Each of the Loan Parties hereby jointly and severally agrees to reimburse the Agent for all of its reasonable and documented out-of-pocket legal fees and expenses incurred in the preparation and documentation of this Amendment and related documents.

5.3          GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL; OTHER WAIVERS. (a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

(b)             EACH LOAN PARTY HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE STATE OF ILLINOIS, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH LOAN PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN THE LOAN AGREEMENT.

(c)             NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN ANY OTHER COURT, NOR LIMIT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO PRECLUDE ENFORCEMENT BY AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN ANY FORUM OR JURISDICTION.

(d)             EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

5.4          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be delivered by facsimile or electronic mail and each signature page hereto delivered by facsimile or electronic mail shall be deemed for all purposes to be an original signatory page.

5.5          Further Assurances. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Agent or any of the Lenders to effectuate fully the intent of this Amendment.

5.6          Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

5.7          References. On or after the Amendment Effective Date, each reference in the Loan Agreement to this “Agreement” or words of like import, and each reference in any Loan Document or any other agreement to the Loan Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby. This Amendment, on and after the Amendment Effective Date, shall constitute a “Loan Document” for all purposes under the Loan Agreement and the other Loan Documents.

5.8          Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.9          Successors and Assigns. This Amendment shall inure to the benefit of the Agent and the Lenders, their respective successors and assigns and be binding upon the Loan Parties, their successors and assigns.

5.10        No Novation. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Amendment, all of which shall remain outstanding in full force and effect after the effectiveness of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.

BORROWERS AND GUARANTORS:

TRANSPORT CORPORATION OF AMERICA, INC.

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	CFO, VP & Secretary

TCA OF OHIO, INC.

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	Secretary

TA LOGISTICS, INC.

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	Secretary

FV LEASING COMPANY

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	Secretary

SOUTHERN CAL TRANSPORT, INC.

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	VP, Treasurer & Secretary

Signature Page to First Amendment

to Loan, Security and Guaranty Agreement

ADWAY LEASING, LLC

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	VP, Treasurer & Secretary

GUARANTOR:

PATRIOT HOLDING CORP.

By:	/s/ Mark J. Emmen
Name:	Mark J. Emmen
Title:	VP

Signature Page to First Amendment

to Loan, Security and Guaranty Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and sole initial Lender

By:	/s/ Steven J. Chalmers
Name:	Steven J. Chalmers
Title:	V.P.

Signature Page to First Amendment

to Loan, Security and Guaranty Agreement